Exhibit 99.1

AMPLEX ELECTRIC, INC.

LUCKEY, OHIO

FINANCIAL STATEMENTS

FOR THE YEARS ENDED OCTOBER 31, 2023 AND 2022

AND

REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

Bolinger, Segars, Gilbert & Moss, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

LUBBOCK, TEXAS

AMPLEX ELECTRIC, INC.

LUCKEY, OHIO

FINANCIAL STATEMENTS

FOR THE YEARS ENDED OCTOBER 31, 2023 AND 2022

AND

REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

LUCKEY, OHIO

FINANCIAL STATEMENTS

FOR THE YEARS ENDED OCTOBER 31, 2023 AND 2022

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

Bolinger, Segars, Gilbert & Moss, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

PHONE: (806) 747-3806

FAX: (806) 747-3815)

8215 NASHVILLE AVENUE

LUBBOCK, TEXAS 79423-1954

Independent Auditor’s Report

Board of Directors

Amplex Electric, Inc.

Luckey, Ohio

Opinion

We have audited the accompanying financial statements of Amplex Electric, Inc., which comprise the balance sheets as of October 31, 2023 and 2022 and the related statements of income, stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amplex Electric, Inc. as of October 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Amplex Electric, Inc. (the Company) and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with GAAS; this includes the design, implementation, and maintenance of internal control relevant to the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

Auditor’s Responsibility for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users made on the basis of these financial statements.

In performing an audit in accordance with GAAS, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Certified Public Accountants

Lubbock, Texas

February 16, 2024

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

Exhibit A

BALANCE SHEETS

OCTOBER 31, 2023 AND 2022

ASSETS
	October 31,
	2023	2022
CURRENT ASSETS
Cash and Cash Equivalents	$369,721	$473,676
Accounts Receivable
Due from Customers (Less allowance for uncollectible accounts of $1,100 in 2023 and $1,600 in 2022)	132,663	104,891
Accounts Receivable - Affiliate	427,655	150,224
Materials and Supplies	553,545	528,738
Current Portion of Prepaid Fiber Lease	8,864	8,864
Prepayments	414,770	131,038
	$1,907,218	$1,397,431
OTHER NONCURRENT ASSETS
Investments in Equity Securities	$—	$306,163
Prepaid Fiber Lease, Less Current Portion	19,206	28,070
Intangibles, Net of Amortization	694,400	729,992
	$713,606	$1,064,225
PROPERTY AND EQUIPMENT
Plant In Service	$21,039,423	$15,781,988
Plant Under Construction	719,936	397,934
	$21,759,359	$16,179,922
Less: Accumulated Depreciation	7,351,112	5,772,658
	$14,408,247	$10,407,264

DEFERRED CHARGES	$19,589	$17,164

TOTAL ASSETS	$17,048,660	$12,886,084

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current Portion of Long-Term Debt	$535,547	$333,943
Accounts Payable	1,213,749	622,818
Other Current Liabilities	6,795	13,442
Deferred Service Revenues	475,152	438,156
Compensated Absences	108,423	74,497
Accrued Interest Payable	38,525	24,553
	$2,378,191	$1,507,409

NONCURRENT LIABILITIES
Long-Term Debt, Less Current Portion	$6,627,108	$4,582,804
Unamortized Debt Issuance Costs	(134,991)	(139,241)
Deferred Income Taxes	1,604,789	1,353,672
	$8,096,906	$5,797,235

STOCKHOLDERS' EQUITY
Common Stock, 25,000 Shares Authorized, 21,000 Shares Issued and Outstanding	$50,000	$50,000
Retained Earnings	6,523,563	5,531,440
	$6,573,563	$5,581,440

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,048,660	$12,886,084

See accompanying notes to financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

Exhibit B

STATEMENTS OF INCOME

FOR THE YEARS ENDED OCTOBER 31, 2023 AND 2022

	October 31,
	2023	2022
OPERATING REVENUES
Wireless Internet Services	$7,299,416	$7,180,643
Fiber Internet Services	2,045,394	1,315,378
VoIP Services	534,791	432,018
Streaming Video Services	555,682	354,751
Miscellaneous Income	356,780	191,005
Uncollectible Recoveries (Revenues)	1,047	(300)
Total Operating Revenues	$10,793,110	$9,473,495

OPERATING EXPENSES
Cost of VoIP	$83,325	$76,156
Cost of Internet Services	663,478	563,730
Cost of Streaming Video	483,104	304,501
Plant Specific Operations	1,465,057	1,504,147
Plant Nonspecific Operations	956,182	612,686
Depreciation and Amortization	1,620,197	1,207,045
Customer Operations	639,617	567,239
Corporate Operations	3,090,847	2,909,060
General Taxes	155,520	144,846
Total Operating Expenses	$9,157,327	$7,889,410

OPERATING INCOME	$1,635,783	$1,584,085

OTHER INCOME (EXPENSE)
Interest and Dividend Income	$11,831	$2,326
Unrealized Gains (Losses) on Equity Securities		(1,301)
Gain on Sale of Assets	28,186	8,950
Amortization of Debt Issuance Cost	(14,036)	(10,421)
Interest Expense	(417,483)	(127,999)
Other, Net	(1,041)	10,422
	$(392,543)	$(118,023)
NET INCOME BEFORE INCOME TAXES	$1,243,240	$1,466,062

Income Tax Expense	251,117	307,127

NET INCOME	$992,123	$1,158,935

See accompanying notes to financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

Exhibit C

STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED OCTOBER 31, 2023 AND 2022

	Common Stock		Retained
	Shares	Cost	Earnings	Total
Balance, November 1, 2021	21,000	$50,000	$4,372,505	$4,422,505
Net Income			1,158,935	1,158,935
Balance, October 31, 2022	21,000	$50,000	$5,531,440	$5,581,440
Net Income			992,123	992,123
Balance, October 31, 2023	21,000	$50,000	$6,523,563	$6,573,563

See accompanying notes to financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

Exhibit D

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED OCTOBER 31, 2023 AND 2022

	October 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$992,123	$1,158,935
Adjustments to Reconcile Net Income to Net Cash from Operating Activities:
Depreciation	1,584,605	1,171,452
Amortization of Intangibles	35,592	35,593
Amortization of Debt Issuance Costs	14,036	10,421
Deferred Income Taxes	251,117	307,127
Gain on Sale of Assets	(28,186)	(8,950)
Unrealized Loss on Equity Securities		1,301
Receivables	(305,203)	(71,688)
Materials and Supplies	(24,807)	(124,265)
Prepayments	(283,732)	11,087
Prepaid Fiber Lease	8,864	8,864
Accounts Payable	590,931	(43,727)
Deferred Service Revenues	36,996	(33,208)
Deferred Charges	(2,425)	(17,164)
Other Current Liabilities	41,251	36,757
Net Cash from Operating Activities	$2,911,162	$2,442,535

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to Telecommunications Plant	$(5,557,402)	$(5,206,151)
Sales of Equity Securities	301,163
Purchases of Equity Securities		(300,250)
Net Cash from Investing Activities	$(5,256,239)	$(5,506,401)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Long-Term Borrowing	$2,413,605	$3,043,897
Debt Issuance Costs	(9,786)	(79,385)
Repayment of Long-Term Debt	(167,697)	(130,951)
Net Cash from Financing Activities	$2,236,122	$2,833,561

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(108,955)	$(230,305)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	473,676	703,981

CASH AND CASH EQUIVALENTS - END OF YEAR	$369,721	$473,676

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid During the Year for:
Interest	$417,483	$127,999
Income Taxes	$0	$0

See accompanying notes to financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIAL STATEMENTS

1.
Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Amplex Electric, Inc. (the Company) is a provider of broadband internet, voice over internet protocol (VOIP), and video services within a service area located primarily in Northwest and Northcentral Ohio.

System of Accounts

The accounting records of the Company conform to the Uniform System of Accounts prescribed by the Federal Communications Commission for telephone companies.

Revenue Recognition

Monthly service plan revenues derived from VOIP and internet service are billed for services to be provided in the future. The portion of the revenues identified as out of period are deferred as service revenues at the end of each month.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, Topic 606, which provides a new framework for the recognition of revenue.

All revenues are accounted for under ASC 606 because all operating revenues are considered to be contracts with customers.

Generally, revenues that are derived from customers are cancellable on a short-term basis and are billed monthly and recognized as revenue in the month that the performance obligation is fulfilled.

Sales of equipment and other services that are provided are considered to be a separate performance obligation. When equipment and installation is a distinct performance obligation, the Company records the sale of the equipment when the customer takes possession of the products and services are accepted by the customer.

Revenue recognized from fixed term contracts that bundle services or equipment is allocated based on the standalone selling price of all required performance obligations of the contract and any discounts are recognized over the contract term. Promotional discounts relating to bundled services are attributed to each required component of the bundled services. There were no material costs to acquire customer contracts that would be required to be deferred and amortized over the contract period.

Deferred service revenues represent amounts billed to customers for internet services not performed as of the years ended October 31, 2023 and 2022.

Taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from revenue.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIAL STATEMENTS

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers cash and working funds to be cash and cash equivalents.

Concentrations of Credit Risk

Although the Company maintains their deposits in federally insured institutions, deposits may at times exceed insured amounts. Deposit accounts are insured up to $250,000.

Investments

The Company has adopted FASB ASU 2016-01, Financial Instruments: Recognition and Measurement of Financial Assets and Financial Liabilities, Topic 321, which provides guidance for the initial and subsequent recognition of financial assets.

Topic 321 eliminates the distinction between trading and available for sale equity securities. Equity investments are valued at fair value with unrealized gains or losses recognized in net income. Prior amounts that were classified in Other Comprehensive Income are presented as a cumulative effect of the adoption of ASC 321 and are recorded in retained earnings.

Investment levels are based on inputs used to calculate fair market value of investments. Those inputs are defined for each level as follows:

Level 1 – Inputs include quoted prices in active markets for identical assets.

Level 2 – Inputs include available indirect information, such as quoted prices for similar assets in active markets, or quoted prices for identical or similar assets in markets that are not active.

Level 3 – Inputs are subjective and generally based on the entity’s own assumptions on how knowledgeable parties would price assets and are developed using the best information available in the circumstances.

Securities transactions are recognized on the trade date (the date the order to buy or sell is executed). Income from investments is recorded as earned on an accrual basis.

Materials and Supplies

Materials and supplies are stated at the lower of cost or net realizable value.

Advertising Costs

The Company’s policy is to directly expense all nondirect-response advertising costs as incurred. The total advertising costs for the years ended October 31, 2023 and 2022 were $159,531 and $130,036, respectively.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIAL STATEMENTS

Trade Accounts Receivable

In the normal course of business, the Company recognizes accounts receivable for services billed. Accounts receivable are ordinarily due 30 days after the issuance of the invoice. Accounts past due more than 45 days are considered delinquent. No interest is accrued on delinquent outstanding balances. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions.

Intangible Assets

Intangible assets with finite lives are being amortized on the straight-line basis over five years. Such assets are periodically evaluated as to the recoverability of carrying values.

Reclassifications

Certain amounts in the prior year financial statements have been reclassified for comparative purpose to conform to the presentation in the current year’s financial statements.

2.
Marketable Equity Securities

The cost and fair value of equity securities as of October 31, 2022 are as follows:

	October 31, 2022
	Cost	Unrealized Gain	Fair Value	Investment Level
Marketable Securities
Multisector Bond Mutual Funds	$303,179	$2,984	$306,163	1

Unrealized holding gains and losses on such securities are included as a component of non-operating income. During the year ended October 31, 2023 the Company converted all investments into cash and cash equivalents.

3.
Prepaid Fiber Leases

Prepaid fiber leases consist of Indefeasible Right of Use (IRU) for portions of dark fiber with a telecommunications carrier. The Company made payment to the carrier and recognizes the expense over a period equal to the term of the IRU agreement. Prepaid fiber lease expenses as of October 31, 2023 are expected to be recognized as follows:

2024	$8,864
2025	8,864
2026	8,864
2027	1,478
$28,070

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIAL STATEMENTS

4.
Intangible Assets

The carrying basis and accumulated amortization of recognized intangible assets at October 31, 2023 and 2022, were:

	October 31,
	2023	2022
Amortized Intangible Assets
Internal Use Software	$177,962	$177,962
Accumulated Amortization	(109,542)	(73,950)
	$68,420	$104,012
Unamortized Intangible Assets
ARIN allocated IPv4 Licenses	$46,080	$46,080
FCC CBRS Licenses	579,900	579,900
	$625,980	$625,980
Total	$694,400	$729,992

The Company’s future cash flows are not materially impacted by its ability to extend or renew agreements related to its amortizable intangible assets.

Amortization expense for the years ended October 31, 2023 and 2022, was $35,592 and $35,593, respectively. Estimated amortization expense for each of the following two years is:

2024	$35,592
2025	32,828

5.
Property and Equipment

Plant in service is stated at original cost. Upon sale or retirement of an asset, the related costs and accumulated depreciation are removed from the accounts, and any gain or loss is recognized and included in gain (loss) on disposal of assets. The cost of maintenance and repairs is charged to operating expenses. The Company provides for depreciation on a straight-line basis at annual rates which will depreciate the property and equipment over its estimated useful life. Following are the major classes of property and equipment in service as of October 31, 2023 and 2022:

	Original Cost			Accumulated Depreciation
	October 31,		Depreciable	October 31,
	2023	2022	Life in Years	2023	2022
Vehicles and Work Equipment	$1,361,184	$1,228,233	5 - 7	$1,138,960	$975,599
Construction Equipment	312,219	301,686	5 - 10	116,138	68,310
Leasehold Improvements	176,613	175,953	15	35,863	23,123
Furniture and Fixtures	316,282	244,834	5	199,992	160,458
Network Equipment	4,849,570	4,391,578	5 - 7	3,142,085	2,329,500
Fiber Plant	11,444,284	7,171,367	15 - 30	706,930	381,957
Customer Premise Equipment	2,528,971	2,221,827	4 - 5	1,991,017	1,820,918
Video Equipment	14,985	14,985	5 - 7	6,411	4,091
Towers	35,315	31,525	5 - 10	13,716	8,702
	$21,039,423	$15,781,988		$7,351,112	$5,772,658

The Company recognized depreciation expense of $1,584,605 and $1,171,452 for the years ended October 31, 2023 and 2022, respectively.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIAL STATEMENTS

6.
Income Taxes

The Company uses the asset and liability method of accounting for income taxes. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary difference between the financial reporting basis and the tax basis of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. Income taxes are provided for tax effects of transactions reported in the financial statements and consist of taxes currently due, plus deferred taxes related primarily to accelerated depreciation and net operating loss (NOL) carryovers. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will result in a tax expense or benefit when recognized.

Any net operating losses incurred and not utilized are either carried back to offset prior taxable income or carried forward to offset future taxable income, depending on the taxing jurisdiction. Generally, federal net operating losses may be carried forward to offset future taxable income for a period not exceeding 20 years; however, beginning in 2018, net operating losses that are incurred may be carried forward indefinitely. At October 31, 2023, the Company has federal net operating loss carryovers of $1,336,357 available for carryover. In accordance with ASU No. 2015-17 Income Taxes, the Company classifies all deferred taxes as noncurrent. The net deferred tax liability in the accompanying balance sheet include the following components at October 31, 2023 and 2022:

	October 31,
	2023	2022
Deferred Income Taxes
Deferred Federal Tax Assets	$30,476	$20,494
Deferred Tax Assets - NOL	1,246,712	280,608
Deferred Federal Tax Liabilities	(2,881,977)	(1,654,774)
	$(1,604,789)	$(1,353,672)

Income taxes reflected in the statements of income consist of the following:

	October 31,
	2023	2022
Federal Income Taxes
Deferred Tax Expense	$251,117	$307,127
Income Tax Expense	$251,117	$307,127

During the years ended October 31, 2023 and 2022, the cash paid for income taxes was $0 and $0, respectively.

The Company adheres to the “uncertain tax positions” provisions of accounting principles generally accepted in the United States of America. The Company determined that it is more likely than not that its tax positions will be sustained upon examination by the Internal Revenue Service (IRS) or other State taxing authority and that all tax benefits are likely to be realized upon settlement with taxing authorities.

The Company files income tax returns in the U.S. federal jurisdiction and in the State of Ohio. The Company is no longer subject to U.S. federal and state income tax examinations by federal and state taxing authorities for years before 2019 and 2018.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIAL STATEMENTS

7.
Long Term Debt

Long-term debt consists of:

	October 31,
	2023	2022
Various Vehicle Notes, 3.75% to 4.99%	$179,850	$604,245
Live Oak Bank Commercial Note, 7.25%	5,000,000	2,416,624
Live Oak Bank Commercial Note, 5.00%	1,721,261	1,789,869
Live Oak Bank Commercial Note, 5.00%	114,536
Huntington Bank Commercial Note, 3.75%	147,008	106,009
	$7,162,655	$4,916,747
Less Current Portion	535,547	333,943
	$6,627,108	$4,582,804

As of October 31, 2023 the annual requirements for principal payments on long-term debt for the next five years are as follows:

2024	$535,547
2025	527,852
2026	638,966
2027	550,492
2028	554,690
Thereafter	4,355,107
$7,162,654

The Company has entered into a commercial lending agreement with Live Oak Banking Company under the Small Business Administration (SBA) loan program. The note is for $2,825,000 and holds a variable interest rate of prime plus 1.75%. The loan is to be repaid over a period of 15 years, consisting of 30 monthly installment payments covering interest only and 150 monthly installment payments covering principal and interest. The payments will be completed in June 2034.

The Company has guaranteed the loan, along with its related party, Redbug Properties, LLC (Redbug Properties). The loan funds are to be used for upgrade and expansion of the existing telecommunications network and refinancing of the current land and building loan held by the related party, Redbug Properties. Loan funds, and the related liabilities, are recorded on the Company which holds the physical assets related to the borrowing.

Substantially all assets of the Company are pledged as security for the long-term debt under certain loan agreements with the Live Oak Banking Company.

During the years ended October 31, 2023 and 2022, the cash paid for interest on notes payable was $417,483 and $127,999, respectively.

8.
Related Party Transactions

The Company rents its office facilities and certain transmission space from a company owned by the Company’s majority shareholders. The Company is on an annual rental agreement. During the years ended October 31, 2023 and 2022 amounts paid for rent were $150,000 and $157,650, respectively.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIAL STATEMENTS

The Company has entered into a debt agreement with Live Oak Bank to borrow funds. The Company has guaranteed the loan, along with its related party, Redbug Properties. The Company received funds in the amount of $958,208 on this loan that relate to refinancing of debt held by Redbug Properties. The loan funds, and the related liabilities were transferred to Redbug Properties, which holds the physical assets related to the debt refinanced.

Amounts receivable from and payable to affiliated companies as of October 31, 2023 and 2022, are as follows:

	October 31,
	2023	2022
Accounts Receivable from Red Bug, LLC	$294,722	$121,427
Accounts Receivable from Red Bug Properties, LLC	132,933	28,797
Net Accounts Receivable - Affiliates	$427,655	$150,224

9.
Litigation

As of October 31, 2023, there were no claims, assessments, or pending litigation of a material nature against the Company.

10.
RUS Reconnect

During 2023, the Company received approval for funding through RUS ReConnect Program for a total amount of $21,341,792 in order to serve certain census blocks in rural Northwest Ohio. The Company is required to provide service in these areas for 28 years, which is the composite economic life of the assets funded by the ReConnect loan.

11.
Live Oak Bank

During October 2023, the Company entered into a commercial lending agreement with Live Oak Banking Company. The note is for $900,000 and holds a variable interest rate of prime plus 1.05%. The loan is to be repaid over a period of 7 years, consisting of 24 monthly installment payments covering interest only and 60 monthly installment payments covering principal and interest. The payments began on December 2023 and will be completed in October 2030.

12.
Subsequent Events

The Company’s management has evaluated the subsequent events through February 16, 2024, the date the financial statements were available for issue.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS